                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-3495

                           SCUDDER MONEY MARKET TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                       345 Park Avenue, New York, NY 10154
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        05/31

Date of reporting period:       05/31/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Money Market Series

Prime Reserve Shares

Premium Shares

Annual Report to Shareholders

May 31, 2005

Contents

click here Portfolio Management Review

click here Information About Your Fund's Expenses

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read this fund's prospectus for specific details regarding its risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

Scudder Money Market Series: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Money Market Series. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience in managing money market funds.

In the following interview, Portfolio Manager Geoffrey Gibbs and other members of the fund's investment team discuss the market environment and the team's approach to managing the fund during the 12-month period ended May 31, 2005.

Q:  Will you discuss the market environment for the fund during the 12-month period?

A:  Short-term interest rates rose steadily during the fund's reporting period due to the series of interest rate increases by the US Federal Reserve Board (the Fed). In June 2004, following a substantial improvement in job creation and sharply higher market interest rates, the Fed began to enact what became known as its "measured pace" interest rate policy, moving away from an accommodative stance of low short-term interest rates to try to prevent inflation from accelerating to the point where it would hurt the economy. Under the policy, the Fed increased the federal funds rate by 25 basis points (0.25%) at each of its eight policy meetings over the 12 months ended May 2005. At the close of the fund's fiscal year on May 31, the fed funds rate stood at 3.00%, up from 1.00% at the start of 2004.

In the second half of 2004, the US economy maintained a 4.00% growth rate in the face of rising petroleum prices. As we moved into the fourth quarter of 2004 and the first quarter of 2005, corporate pricing power (the ability of companies to raise prices to boost profits while retaining market share) began to strengthen as inflationary pressures took hold. Monthly job growth remained an economic indicator for the market, but the market's focus gradually shifted to a careful watch for signs of increased inflation. The one-year LIBOR rate, an industry standard for measuring one-year money market rates, closed 2004 at 3.10%, its highest level since March 2002.1 In February 2005, oil prices, which had moderated toward the end of 2004, started to rise once again.

1 LIBOR, the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.

At the end of May 2005, LIBOR stood at 3.78%. The premium level of LIBOR (which is set by the market) over the fed funds rate (which is fixed by the Federal Reserve) of 3.00% represented the market's concern that the Fed may have to continue raising short-term interest rates to keep inflation under control. It also meant that many market participants had reevaluated their portfolios and sold some riskier issues following announcements of credit problems in the automobile and airline industries. These actions tended to boost yields and depress prices in the credit markets overall.

Another market trend during the second quarter was the split between (1) the Fed's seeming intention to keep raising short-term interest rates and keep consumer prices stable until it achieved what it deemed to be a "neutral" stance (neither specifically encouraging economic growth nor directly fighting inflation) and (2) market disruptions that caused market participants to believe that the Fed would stop raising rates much sooner than previously believed. These events included concerns during April that hedge funds with significant unrealized losses stemming from holdings in automobile bonds had the potential to create enough market instability to alter Fed policy.2,3 Such short-term worries caused the LIBOR rate to dip during mid-April, but the Fed proceeded with its measured policy and raised the fed funds rate at its May 2005 meeting to 3.00%.

2 A hedge fund is a private investment partnership limited to high net worth or institutional investors, often very large, and typically employing high-risk investment strategies.

3 An unrealized loss occurs when the price of a security declines after an investor buys it, but has yet to sell it.

Q:  How did the fund perform over its most recent fiscal year, and what has been the strategy for the fund?

A:  For the period, the fund registered favorable performance and achieved its stated objective of providing maximum current income while maintaining stability of capital. (All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed.) During the fiscal year, our strategy was to keep the fund's average maturity relatively short in order to reduce risk, generally limiting our purchases to three-month maturity issues and shorter. (Shorter-term securities are generally less risky than longer-term securities and are therefore potentially more attractive in a difficult environment.) From time to time, when the money market yield curve offered more attractive yields at longer maturities, we added some 13-month issues.4 During the spring of 2005, however, as the credit markets faced increasing credit downgrades, we resumed buying only short-term issues in order to manage risk. As of May 31, 2005 the fund's weighted average maturity was 35 days. We believe the fund's positioning is in line with the market's current forecast for as many as three additional fed funds rate hikes.

4 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as ''steep'' this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Money market yield curve 5/31/04 versus 5/31/05

Length of Maturity (in months)

This chart is not intended to represent the yield of any Scudder fund. Past performance is no guarantee of future results.

Source: Bloomberg, L.P.

During the period, we maintained a target allocation of approximately 15% in floating-rate securities. The interest rate of floating-rate securities adjusts periodically based on indices such as LIBOR and the federal funds rate. Because the interest rates of these instruments adjust as market conditions change, they provide flexibility in an uncertain interest rate environment. Our decision to maintain this allocation helped performance during the period. The remainder of the fund's portfolio is invested in fixed-rate securities, certificates of deposit and repurchase agreements.5

5 A repurchase agreement (repo) is an agreement between a seller and a buyer, usually of government securities, in which the seller agrees to repurchase the securities at a given price and usually at a stated time. Repos are widely used money market instruments that serve as an interest bearing, short-term ''parking place'' for large sums of money.

Q:  What detracted from performance during the period?

A:  In December, we kept additional cash on hand — as we do each year — to meet any tax-related redemptions as well as investors' year-end liquidity needs. This detracted somewhat from yield and total return.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

Prime Reserve Class S Shares Yields
7-day current yield
May 31, 2005*	3.11%
May 31, 2004*	0.75%

*The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements the 7-day current yield would have been 2.98% and 0.60% as of May 31, 2005 and May 31, 2004, respectively.

Premium Class S Shares Yields
7-day current yield
May 31, 2005*	2.98%
May 31, 2004*	0.92%

*The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements the 7-day current yield would have been 2.85% and 0.77% as of May 31, 2005 and May 31, 2004, respectively.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the fund over a 7-day period expressed as an annual percentage rate of the fund's shares outstanding. For the most current yield information, please visit our Web sites: myScudder.com or aarp.scudder.com.

Q:  Will you describe your management philosophy?

A:  We continue our insistence on the highest credit quality within the fund. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yield for our shareholders.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Prime Reserve Class AARP, Prime Reserve Class S, Premium Class AARP and Premium Class S shares of the Fund limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended May 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2005
Actual Fund Return	Prime Reserve		Premium
	Class AARP	Class S	Class AARP	Class S
Beginning Account Value 12/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/05	$ 1,012.00	$ 1,011.90	$ 1,012.40	$ 1,012.60
Expenses Paid per $1,000*	$ 1.30	$ 1.20	$ .90	$ .60
Hypothetical 5% Fund Return	Prime Reserve		Premium
	Class AARP	Class S	Class AARP	Class S
Beginning Account Value 12/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/05	$ 1,023.64	$ 1,023.73	$ 1,024.03	$ 1,024.33
Expenses Paid per $1,000*	$ 1.31	$ 1.21	$ .91	$ .61

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Prime Reserve		Premium
	Class AARP	Class S	Class AARP	Class S
Scudder Money Market Series	.26%	.24%	.18%	.12%

For more information, please refer to the Fund's prospectus.

Portfolio Summary May 31, 2005

Portfolio Composition	5/31/05	5/31/04

Commercial Paper	32%	26%
Certificates of Deposit and Bank Notes	27%	17%
Time Deposits	13%	7%
Short-Term Notes	13%	36%
Repurchase Agreements	9%	2%
US Government Sponsored Agencies+	3%	2%
Promissory Notes	2%	5%
Master Notes	1%	—
Asset Backed	—	1%
Municipal Investments	—	1%
Government National Mortgage	—	2%
US Government Backed	—	1%
	100%	100%
Weighted Average Maturity
Scudder Money Market Series	35 days	50 days
First Tier Retail Money Fund Average*	36 days	51 days

+ Not backed by the full faith and credit of the US Government

* The Fund is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely-recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Portfolio composition is subject to change. For more complete details about the Funds' holdings, see page 13. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2005

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 27.8%
Bank of America NA, 3.04%, 6/29/2005	75,000,000	75,000,000
Bank of Tokyo-Mitsubishi, 3.05%, 6/30/2005	125,000,000	125,000,000
Barclays Bank PLC:
3.005%, 6/21/2005	100,000,000	99,998,009
3.02%, 6/30/2005	90,000,000	89,999,981
3.04%, 6/27/2005	265,000,000	265,000,000
3.06%, 8/9/2005	130,000,000	130,000,000
BNP Paribas:
2.72%, 6/29/2005	50,000,000	49,986,539
3.02%, 9/20/2005	110,000,000	109,989,836
3.16%, 8/9/2005	35,000,000	34,999,687
Calyon:
3.02%, 9/20/2005	110,000,000	109,989,836
3.27%, 3/6/2006	20,000,000	20,000,000
3.678%, 6/2/2006	85,000,000	84,993,770
3.685%, 6/2/2006	40,000,000	40,000,000
Credit Suisse First Boston:
3.05%, 6/30/2005	100,000,000	99,999,979
3.05%, 6/30/2005	365,000,000	365,000,522
Depfa Bank PLC:
3.06%, 6/30/2005	130,000,000	130,000,000
3.22%, 2/6/2006	62,000,000	62,000,000
3.22%, 2/6/2006	25,000,000	25,000,000
Dexia Banque Belgique, 3.015%, 6/22/2005	120,000,000	120,000,348
HBOS Treasury Services PLC:
2.97%, 8/18/2005	150,000,000	150,000,000
3.04%, 7/5/2005	150,000,000	150,000,000
3.05%, 7/1/2005	35,000,000	35,000,000
3.23%, 2/14/2006	45,000,000	44,995,880
3.27%, 3/6/2006	70,000,000	70,000,000
HSH Nordbank AG, 2.58%, 6/7/2005	25,000,000	25,000,000
KBC Bank NV, 3.05%, 7/1/2005	120,000,000	120,000,000
Landesbank Baden Wurttemberg, 2.965%, 6/16/2005	50,000,000	49,999,121
Landesbank Hessen-Thuringen Girozentrale, 3.06%, 7/5/2005	75,000,000	75,002,109
LaSalle Bank NA, 2.9%, 8/1/2005	50,000,000	50,000,000
Northern Rock PLC, 3.0%, 6/24/2005	46,000,000	46,000,000
Societe Generale:
2.955%, 8/8/2005	121,000,000	121,001,126
3.045%, 7/1/2005	250,000,000	250,000,000
3.265%, 3/3/2006	85,000,000	85,000,000
Toronto Dominion Bank:
3.02%, 6/30/2005	250,000,000	250,000,000
3.75%, 5/16/2006	21,050,000	21,048,034
Wells Fargo Bank, NA, 3.1%, 7/8/2005	155,000,000	155,000,000
Total Certificates of Deposit and Bank Notes (Cost $3,735,004,777)		3,735,004,777

Commercial Paper** 32.3%
AB Spintab:
3.0%, 7/1/2005	40,000,000	39,900,000
3.01%, 7/1/2005	50,000,000	49,874,583
Alliance & Leicester PLC, 3.0%, 7/1/2005	80,000,000	79,800,000
Allied Irish Banks North America, Inc., 3.05%, 7/1/2005	100,000,000	99,746,250
Apreco LLC:
3.03%, 6/17/2005	50,000,000	49,932,667
3.04%, 6/23/2005	100,000,000	99,814,222
Atlantis One Funding Corp., 3.03%, 6/30/2005	59,725,000	59,579,221
Blue Ridge Asset Funding Corp., 3.03%, 6/23/2005	50,180,000	50,087,083
British Transco Capital, Inc.:
3.03%, 6/1/2005	50,000,000	50,000,000
3.04%, 6/1/2005	100,000,000	100,000,000
Charta, LLC, 3.06%, 7/1/2005	100,000,000	99,745,000
Citigroup Global Markets Holdings, Inc., 3.01%, 7/1/2005	200,000,000	199,498,333
Compass Securitization LLC:
3.03%, 6/14/2005	52,244,000	52,186,837
3.03%, 6/23/2005	100,000,000	99,814,833
CRC Funding LLC, 3.04%, 6/23/2005	20,000,000	19,962,845
Depfa Bank PLC, 3.01%, 7/1/2005	25,000,000	24,937,292
Dresdner US Finance, Inc., 3.05%, 6/15/2005	87,000,000	86,896,808
Edison Asset Securitization LLC, 3.0%, 7/1/2005	63,014,000	62,856,465
General Electric Capital Corp.:
3.0%, 6/30/2005	25,000,000	24,939,583
3.01%, 7/1/2005	200,000,000	199,498,333
General Electric Co., 3.0%, 6/28/2005	420,000,000	419,054,999
Giro Funding US Corp.:
3.03%, 6/1/2005	25,000,000	25,000,000
3.04%, 6/14/2005	135,000,000	134,851,800
3.04%, 6/17/2005	50,000,000	49,932,444
3.04%, 6/28/2005	50,000,000	49,886,000
3.04%, 6/29/2005	19,000,000	18,955,076
3.05%, 6/22/2005	50,000,000	49,911,042
3.05%, 6/24/2005	50,000,000	49,902,569
Greenwich Capital Holdings, Inc., 3.04%, 7/1/2005	50,000,000	49,873,333
Greyhawk Funding LLC:
3.03%, 6/1/2005	78,000,000	78,000,000
3.03%, 6/20/2005	65,650,000	65,545,015
3.03%, 6/24/2005	70,000,000	69,864,491
HBOS Treasury Services PLC, 3.05%, 7/1/2005	30,000,000	29,924,500
HSBC USA, Inc., 3.05%, 6/27/2005	38,000,000	37,916,295
International Lease Finance Corp., 3.05%, 6/24/2005	50,000,000	49,902,570
Irish Life & Permanent PLC, 3.01%, 7/1/2005	70,000,000	69,824,417
Liberty Street Funding:
3.03%, 6/10/2005	25,000,000	24,981,063
3.03%, 6/15/2005	45,317,000	45,263,601
National Rural Utilities CFC, 3.04%, 6/28/2005	40,000,000	39,908,800
Perry Global Funding LLC:
Series A, 2.985%, 6/20/2005	37,000,000	36,941,709
Series A, 3.03%, 6/6/2005	70,000,000	69,970,542
Sanofi-Aventis, 3.0%, 6/13/2005	15,000,000	14,985,000
Scaldis Capital LLC, 3.03%, 6/27/2005	170,000,000	169,627,983
Sheffield Receivables Corp.:
3.03%, 6/6/2005	16,701,000	16,693,972
3.03%, 6/27/2005	50,000,000	49,890,583
Siemens Capital Co. LLC:
2.99%, 6/29/2005	200,000,000	199,534,888
3.0%, 7/1/2005	100,375,000	100,124,062
3.03%, 6/30/2005	106,109,000	105,850,006
Societe Generale North America, Inc.:
2.97%, 9/12/2005	85,000,000	84,277,712
3.03%, 7/1/2005	118,050,000	117,751,924
The Goldman Sachs Group, Inc., 3.185%, 3/3/2006	85,000,000	82,931,962
Toronto Dominion Holdings USA, Inc., 3.0%, 7/1/2005	100,000,000	99,750,000
Total SA, 3.05%, 6/1/2005	9,717,000	9,717,000
Toyota Motor Credit Corp., 3.03%, 6/28/2005	40,000,000	39,909,100
Verizon Network Funding Corp.:
3.025%, 6/21/2005	60,000,000	59,899,167
3.04%, 6/24/2005	50,000,000	49,902,889
WestLB AG, 3.05%, 7/1/2005	120,000,000	119,695,000
Total Commercial Paper (Cost $4,335,021,869)		4,335,021,869
Short-Term Notes* 13.1%
American Express Centurion Bank, 2.69%, 9/1/2005	50,000,000	50,004,785
American Express Credit Corp., 3.09%, 3/31/2006	40,000,000	40,022,822
Associates Corp. of North America, 2.65%, 6/27/2005	40,000,000	40,000,000
Australia & New Zealand Banking Group Ltd., 3.07%, 6/23/2006	30,000,000	30,002,567
Beta Finance, Inc., 3.11%, 11/23/2005	45,000,000	45,010,834
BMW US Capital LLC, 144A, 2.82%, 4/18/2006	45,000,000	45,000,000
Canadian Imperial Bank of Commerce, 1.92%, 10/14/2005	120,000,000	120,048,417
Citigroup, Inc., 2.64%, 3/20/2006	50,000,000	50,067,945
Depfa Bank PLC:
3.0%, 9/15/2005	67,000,000	67,000,000
3.01%, 9/15/2005	25,000,000	24,998,714
First Tennessee Bank NA, 2.99%, 9/22/2005	75,000,000	74,992,395
Greenwich Capital Holdings, Inc., 3.05%, 12/16/2005	60,000,000	60,000,000
Harris Trust & Savings Bank, 3.065%, 2/2/2006	30,000,000	29,998,989
HBOS Treasury Services PLC, 3.23%, 7/29/2005	41,250,000	41,254,258
HSBC Bank USA, NA, 3.22%, 5/4/2006	100,000,000	100,043,109
HSBC Finance Corp.:
3.08%, 3/24/2006	115,000,000	115,000,000
3.12%, 6/16/2005	37,000,000	37,000,570
3.37%, 8/18/2005	54,500,000	54,512,966
International Business Machines Corp., 3.06%, 3/8/2006	50,000,000	50,000,000
Lehman Brothers Holdings, Inc., 3.263%, 12/23/2005	100,000,000	100,067,148
Merrill Lynch & Co., Inc.:
3.119%, 1/4/2006	60,000,000	60,000,000
3.25%, 7/1/2005	52,000,000	52,005,356
Metropolitan Life Global Funding I, 3.05%, 3/17/2006	30,000,000	30,011,575
Morgan Stanley:
2.58%, 7/1/2005	20,000,000	20,000,082
3.07%, 11/15/2005	100,000,000	100,000,000
Natexis Banque Populaires, 3.16%, 1/9/2006	40,000,000	40,019,424
Northern Rock PLC, 144A, 3.17%, 7/13/2005	20,250,000	20,250,673
Pfizer, Inc., 144A, 3.05%, 10/7/2005	70,000,000	70,000,000
Royal Bank of Scotland PLC, 3.021%, 9/29/2005	65,000,000	64,990,823
Societe Generale, 3.025%, 2/16/2006	25,000,000	24,995,562
Tango Finance Corp., 144A, 2.73%, 2/10/2006	25,000,000	24,998,302
UniCredito Italiano SpA, 2.828%, 2/28/2006	34,000,000	33,990,436
Westpac Banking Corp., 2.89%, 9/9/2005	40,000,000	39,996,712
Total Short-Term Notes (Cost $1,756,284,464)		1,756,284,464
US Government Sponsored Agencies 2.5%
Federal Home Loan Mortgage Corp., 3.083%*, 10/7/2005	100,000,000	100,000,000
Federal National Mortgage Association:
2.84%*, 12/9/2005	50,000,000	49,984,093
2.97%*, 9/7/2006	156,000,000	155,852,886
3.15%, 2/8/2006	34,870,000	34,764,178
Total US Government Sponsored Agencies (Cost $340,601,157)		340,601,157

US Government Agency Sponsored Pass-Throughs** 0.4%
Federal National Mortgage Association, 3.0%, 7/1/2005
(Cost $54,337,552)	54,473,737	54,337,552

Municipal Bonds and Notes*** 0.1%
Maryland, Health & Higher Educational Facilities Authority Revenue, Adventist Series B, 3.1%, 1/1/2035 (Cost $12,700,000)	12,700,000	12,700,000

Funding Agreements* 0.4%
New York Life Insurance Co., 3.122%, 9/20/2005 (Cost $60,000,000)	60,000,000	60,000,000

Promissory Notes* 2.0%
The Goldman Sachs Group, Inc.:
3.163%, 8/10/2005	117,000,000	117,000,000
3.17%, 2/16/2006	150,000,000	150,000,000
Total Promissory Notes (Cost $267,000,000)		267,000,000

Master Notes* 1.0%
Bear Stearns & Co., Inc., 3.212%, 12/31/2005 (Cost $135,000,000)	135,000,000	135,000,000

Time Deposit 13.3%
Bank of Tokyo-Mitsubishi, 3.03%, 6/2/2005	75,000,000	75,000,000
Fifth Third Bank, 3.09%, 6/1/2005	200,000,000	200,000,000
ING Belgium NV, 3.07%, 6/1/2005	500,000,000	500,000,000
KeyBank NA, 3.08%, 6/1/2005	80,000,000	80,000,000
UBS AG, 3.09%, 6/1/2005	600,000,000	600,000,000
WestLB AG, 3.08%, 6/1/2005	325,914,770	325,914,770
Total Time Deposit (Cost $1,780,914,770)		1,780,914,770

Repurchase Agreements 9.0%
Banc of America, 3.07%, dated 5/31/2005, to be repurchased at $154,938,368 on 6/1/2005 (b)	154,925,156	154,925,156
Citigroup Global Markets, Inc., 3.08%, dated 5/31/2005, to be repurchased at $800,068,444 on 6/1/2005 (c)	800,000,000	800,000,000
Morgan Stanley & Co., Inc., 3.07%, dated 5/31/2005, to be repurchased at $215,018,335 on 6/1/2005 (d)	215,000,000	215,000,000
Morgan Stanley & Co., Inc., 3.08%, dated 5/31/2005, to be repurchased at $30,002,567 on 6/1/2005 (d)	30,000,000	30,000,000
State Street Bank and Trust Co., 2.95%, dated 5/31/2005, to be repurchased at $13,554,111 on 6/1/2005 (e)	13,553,000	13,553,000
Total Repurchase Agreements (Cost $1,213,478,156)		1,213,478,156
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $13,690,342,745) (a)	101.9	13,690,342,745
Other Assets and Liabilities, Net	(1.9)	(259,269,486)
Net Assets	100.0	13,431,073,259

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of May 31, 2005.

** Annualized yield at time of purchase; not a coupon rate.

*** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of May 31, 2005.

(a) Cost for federal income tax purposes was $13,690,342,745.

(b) Collateralized by $152,947,337 Federal National Mortgage Association., 6.0%, maturing on 4/1/2035 with a value of $158,023,659.

(c) Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)

295,328,689	Federal National Mortgage Association	3.0 - 6.28	11/15/2006 - 4/1/2011	295,304,711
527,121,000	Federal Home Loan Mortgage Corp.	3.45 - 7.01	6/14/2006 - 2/7/2019	536,653,059
110,000	Sallie Mae, Inc.	Zero Coupon	10/3/2022	45,890
Total Collateral Value				832,003,660

(d) Collateralized by $231,020,881 Federal Home Loan Mortgage Corp., with various coupon rates from 3.5 - 8.0%, and with various maturities from 10/1/2008 until 5/1/2035 with a value of $249,900,001.

(e) Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)

4,814,557	Federal National Mortgage Association	4.0 - 4.5	10/1/2010 - 1/1/2011	4,768,166
9,050,419	Federal Home Loan Mortgage Corp.	4.0 - 4.5	10/1/2010 - 12/1/2010	9,058,560
Total Collateral Value				13,826,726

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2005
Assets
Investments in securities, at amortized cost	$ 13,690,342,745
Cash	632,668
Interest receivable	25,801,272
Receivable for investments sold	170,000
Receivable for Fund shares sold	2,280,564
Other assets	289,949
Total assets	13,719,517,198
Liabilities
Payable for investments purchased	277,303,673
Dividends payable	7,070,158
Payable for Fund shares redeemed	2,032,394
Accrued management fee	1,572,410
Other accrued expenses and payables	465,304
Total liabilities	288,443,939
Net assets, at value	$ 13,431,073,259
Net Assets
Net assets consist of: Undistributed net investment income	598
Accumulated net realized gain (loss)	(245,246)
Paid-in capital	13,431,317,907
Net assets, at value	$ 13,431,073,259

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2005 (continued)
Net Asset Value

Prime Reserve Class AARP

Net Asset Value, offering and redemption price per share ($73,901,828 ÷ 73,986,412 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 1.00

Prime Reserve Class S

Net Asset Value, offering and redemption price per share ($47,637,697 ÷ 47,641,362 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 1.00

Premium Class AARP

Net Asset Value, offering and redemption price per share ($167,242,612 ÷ 167,242,217 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 1.00
Premium Class S Net Asset Value, offering and redemption price per share ($499,044,912 ÷ 499,104,040 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 1.00
Managed Shares Net Asset Value, offering and redemption price per share ($429,670,732 ÷ 429,818,885 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 1.00

Institutional Shares

Net Asset Value, offering and redemption price per share ($12,213,575,478 ÷ 12,213,603,401 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)

$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended May 31, 2005
Investment Income
Income: Interest	$ 240,068,433
Expenses: Management fee	28,204,942
Services to shareholders	747,241
Custodian and accounting fees	896,125
Auditing	43,435
Legal	109,456
Reports to shareholders	115,353
Registration fees	74,444
Trustees' fees and expenses	249,955
Other	352,834
Total expenses, before expense reductions	30,793,785
Expense reductions	(15,732,053)
Total expenses, after expense reductions	15,061,732
Net investment income	225,006,701
Net realized gain (loss) on investment transactions	124
Net increase (decrease) in net assets resulting from operations	$ 225,006,825

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended May 31,
	2005	2004
Operations: Net investment income	$ 225,006,701	$ 104,384,067
Net realized gain (loss) on investment transactions	124	535,752
Net increase (decrease) in net assets resulting from operations	225,006,825	104,919,819
Distributions to shareholders from: Net investment income: Prime Reserve Class AARP	(1,422,737)	(669,344)
Prime Reserve Class S	(664,221)	(278,808)
Premium Class AARP	(3,060,907)	(1,413,592)
Premium Class S	(9,670,488)	(4,746,867)
Managed Shares	(8,297,880)	(4,560,599)
Institutional Shares	(201,954,701)	(92,674,603)
Fund share transactions: Proceeds from shares sold	117,268,703,821	89,485,332,033
Reinvestment of distributions	156,001,828	62,873,069
Cost of shares redeemed	(113,891,192,974)	(90,506,115,135)
Net increase (decrease) in net assets from Fund share transactions	3,533,512,675	(957,910,033)
Increase (decrease) in net assets	3,533,448,566	(957,334,027)
Net assets at beginning of period	9,897,624,693	10,854,958,720
Net assets at end of period (including undistributed net investment income of $598 and $64,831, respectively)	$ 13,431,073,259	$ 9,897,624,693

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Prime Reserve Class AARP
Years Ended May 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.018	.007	.011	.023	.044
Distributions from net investment income	(.018)	(.007)	(.011)	(.023)	(.044)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[b]	1.84	.67	1.14	2.28	4.53c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	74	86	119	146	217
Ratio of expenses before expense reductions (%)	.40	.63	.65	.65	.66*
Ratio of expenses after expense reductions (%)	.26	.47	.50	.50	.50*
Ratio of net investment income (%)	1.86	.67	1.09	2.34	5.60*

[a] For the period from August 11, 2000 (commencement of operations of Prime Reserve Class AARP shares) to May 31, 2001.

[b] Total returns would have been lower had certain expenses not been reduced.

[c] Total return for the period ending May 31, 2001 includes the effect of a voluntary capital contribution from the Advisor; without this contribution the total return would have been lower.

* Annualized

** Not annualized

Prime Reserve Class S
Years Ended May 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.018	.007	.011	.023	.057
Distributions from net investment income	(.018)	(.007)	(.011)	(.023)	(.057)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[a]	1.78	.66	1.14	2.29	5.82[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	48	38	48	49	55
Ratio of expenses before expense reductions (%)	.46	.64	.65	.65	.64
Ratio of expenses after expense reductions (%)	.32	.49	.50	.50	.46
Ratio of net investment income (%)	1.80	.65	1.09	2.34	5.74

[a] Total returns would have been lower had certain expenses not been reduced.

[b] Total return for the period ending May 31, 2001 includes the effect of a voluntary capital contribution from the Advisor; without this contribution the total return would have been lower.

Premium Class AARP
Years Ended May 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.019	.008	.013	.024	.037
Distributions from net investment income	(.019)	(.008)	(.013)	(.024)	(.037)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[b]	1.93	.81	1.29	2.44	3.75c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	167	164	186	188	185
Ratio of expenses before expense reductions (%)	.32	.49	.50	.50	.51*
Ratio of expenses after expense reductions (%)	.18	.33	.35	.35	.35*
Ratio of net investment income (%)	1.94	.81	1.24	2.49	5.62*

[a] For the period from October 2, 2000 (commencement of operations of Premium Class AARP shares) to May 31, 2001.

[b] Total returns would have been lower had certain expenses not been reduced.

[c] Total return for the period ending May 31, 2001 includes the effect of a voluntary capital contribution from the Advisor; without this contribution the total return would have been lower.

* Annualized

** Not annualized

Premium Class S
Years Ended May 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.019	.008	.013	.024	.059
Distributions from net investment income	(.019)	(.008)	(.013)	(.024)	(.059)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[a]	1.94	.81	1.29	2.44	6.06[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	499	512	653	826	1,004
Ratio of expenses before expense reductions (%)	.30	.49	.50	.50	.48
Ratio of expenses after expense reductions (%)	.16	.33	.35	.35	.32
Ratio of net investment income (%)	1.96	.81	1.24	2.49	5.88

[a] Total returns would have been lower had certain expenses not been reduced.

[b] Total return for the period ending May 31, 2001 includes the effect of a voluntary capital contribution from the Advisor; without this contribution the total return would have been lower.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Money Market Series (the "Fund") is the diversified investment portfolio of Scudder Money Market Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options: Prime Reserve Class AARP, Prime Reserve Class S, Premium Class AARP, Premium Class S, Managed Shares and Institutional Shares. Shares of Class AARP are designed for members of AARP. Certain detailed information for Managed Shares and Institutional Shares is provided separately and is available upon request. Prime Reserve and Premium Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $245,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until May 31, 2010, the expiration date, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

At May 31, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ 7,070,756
Capital loss carryforwards	$ (245,000)

In addition, during the years ended May 31, 2005 and May 31, 2004, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	2005	2004
Distributions from ordinary income*	$ 225,070,934	$ 104,343,813

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.25% of average daily net assets for the Fund, computed and accrued daily and payable monthly. For the period June 1, 2004 through July 31, 2004, the Advisor agreed to voluntarily waive 0.15% of its investment management fee, for the period August 1, 2004 through February 28, 2005, the Advisor agreed to voluntarily waive 0.14% of its investment management fee and for the period March 1, 2005 through May 31, 2005, the Advisor agreed to voluntarily waive 0.13% of its investment management fee for the Fund. Accordingly, for the year ended May 31, 2005, the Advisor waived a portion of its management fees pursuant to the Management Agreement aggregating $15,647,929 and the amount charged aggregated $12,557,013, which was equivalent to an annual effective rate of 0.11% of the Fund's average daily net assets.

Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.50%, 0.50%, 0.50%, 0.50%, 0.20% and 0.15% of average daily net assets for Prime Reserve Class AARP, Prime Reserve Class S, Premium Class AARP, Premium Class S, Managed Shares and Institutional Shares, respectively (excluding certain expenses such as trustee and trustee counsel fees, extraordinary expenses, taxes, brokerage and interest).

Service Provider Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service agent and dividend-paying agent for the Fund. Pursuant to a sub-transfer agency agreement between SSC and DST Systems, Inc. ("DST"), SSC has delegated certain transfer agent and dividend-paying agent functions to DST. The costs and expenses of such delegation are borne by SSC, not by the Fund. For the year ended May 31, 2005, the amounts charged to the Fund by SSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at May 31, 2005
Prime Reserve Class AARP	$ 117,260	$ 30,985
Prime Reserve Class S	69,044	18,771
Premium Class AARP	93,669	23,765
Premium Class S	196,414	56,168
Managed Shares	57,026	13,667
Institutional Shares	44,032	10,353
	$ 577,445	$ 153,709

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the year ended May 31, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $378,535, of which $30,117 is unpaid at May 31, 2005.

Typesetting and Filing Fees. Under an agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned subsidiary of Deutsche Bank AG, DeIM is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended May 31, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $24,960, of which $12,480 is unpaid at May 31, 2005.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Prime and Premium AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

Insurance Brokerage Commissions. The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has reimbursed the Fund for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $2,471 and $3,651, respectively.

C. Expense Reductions

For the year ended May 31, 2005, the Advisor has agreed to reimburse the Fund $80,972, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended May 31, 2005, the custodian fees were reduced by $3,152 for custodian credits earned.

D. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a  $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2005		Year Ended May 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Prime Reserve Class AARP	20,822,195	$ 20,822,195	25,567,901	$ 25,593,687
Prime Reserve Class S	29,688,889	29,688,889	16,607,555	16,607,555
Premium Class AARP	87,238,847	87,238,847	106,428,595	106,428,595
Premium Class S	278,623,536	278,623,536	330,040,352	330,040,352
Managed	985,621,508	985,621,508	1,210,224,788	1,210,272,887
Institutional	115,866,708,846	115,866,708,846	87,796,243,090	87,796,388,957
		$ 117,268,703,821		$ 89,485,332,033
Shares issued to shareholders in reinvestment of distributions
Prime Reserve Class AARP	1,338,993	$ 1,338,993	627,259	$ 627,259
Prime Reserve Class S	646,261	646,261	277,342	277,342
Premium Class AARP	2,875,003	2,875,003	1,323,988	1,323,988
Premium Class S	8,827,720	8,827,720	4,295,332	4,295,332
Managed	1,726,117	1,726,118	1,041,789	1,041,789
Institutional	140,587,733	140,587,733	55,307,359	55,307,359
		$ 156,001,828		$ 62,873,069
Shares redeemed
Prime Reserve Class AARP	(34,324,986)	$ (34,324,986)	(59,453,732)	$ (59,507,681)
Prime Reserve Class S	(21,177,374)	(21,177,374)	(26,152,761)	(26,152,761)
Premium Class AARP	(86,618,085)	(86,618,085)	(130,160,612)	(130,160,612)
Premium Class S	(300,684,114)	(300,684,114)	(475,405,005)	(475,405,005)
Managed	(1,008,991,861)	(1,008,991,861)	(1,347,708,980)	(1,347,708,980)
Institutional	(112,439,396,554)	(112,439,396,554)	(88,467,180,096)	(88,467,180,096)
		$ (113,891,192,974)		$ (90,506,115,135)
Net increase (decrease)
Prime Reserve Class AARP	(12,163,798)	$ (12,163,798)	(33,258,572)	$ (33,286,735)
Prime Reserve Class S	9,157,776	9,157,776	(9,267,864)	(9,267,864)
Premium Class AARP	3,495,765	3,495,765	(22,408,029)	(22,408,029)
Premium Class S	(13,232,858)	(13,232,858)	(141,069,321)	(141,069,321)
Managed	(21,644,236)	(21,644,235)	(136,442,403)	(136,394,304)
Institutional	3,567,900,025	3,567,900,025	(615,629,647)	(615,483,780)
		$ 3,533,512,675		$ (957,910,033)

F. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of Scudder Money Market Trust and Shareholders of Scudder Money Market Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein present fairly, in all material respects, the financial position of Scudder Money Market Series (the "Fund") at May 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 22, 2005	PricewaterhouseCoopers LLP
Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of May 31, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Fund may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	42
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	42
Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	42
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	42
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	42
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[4] (1960) President and Chief Executive Officer, 2004-present

Managing Director[3], Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

John Millette (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

Charles A. Rizzo (1957) Treasurer, 2002-present

Managing Director[3], Deutsche Asset Management (since April 2004); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Vice President[3], Deutsche Asset Management
Daniel O. Hirsch[5] (1954) Assistant Secretary, 2002-present

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director[3], Deutsche Asset Management
Scott M. McHugh (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

3 Executive title, not a board directorship.

4 Address: 345 Park Avenue, New York, New York 10154.

5 Address: One South Street, Baltimore, Maryland 21202.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Prime Reserve Shares Class AARP	Prime Reserve Shares Class S
Nasdaq Symbol	APSXX	SCRXX
Fund Number	109	309
	Premium Shares Class AARP	Premium Shares Class S
Nasdaq Symbol	SMMXX	SPMXX
Fund Number	102	402

ITEM 2.         CODE OF ETHICS.

As of the end of the period, May 31, 2005, Scudder Money Market Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Keith R. Fox, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Fox's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                           SCUDDER MONEY MARKET SERIES
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP
("PWC"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
Fiscal Year      Audit       Audit-Related       Tax Fees        All  Other
   Ended      Fees Billed     Fees Billed        Billed to      Fees Billed
  May 31,       to Fund         to Fund            Fund           to Fund
--------------------------------------------------------------------------------
2005           $41,000            $225            $3,600             $0
--------------------------------------------------------------------------------
2004           $40,000            $185            $3,400             $0
--------------------------------------------------------------------------------

The above "Audit- Related Fees" were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
              Audit-Related            Tax Fees             All Other
Fiscal         Fees Billed to          Billed to           Fees Billed
 Year          Adviser and            Adviser and         to Adviser and
 Ended        Affiliated Fund        Affiliated Fund      Affiliated Fund
May 31,      Service Providers      Service Providers    Service Providers
--------------------------------------------------------------------------------
2005             $581,822                 $0                    $0
--------------------------------------------------------------------------------
2004             $542,483                 $0                    $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures.

                                       1

                               Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                Total
                             Non-Audit
                            Fees billed
                             to Adviser
                                and
                             Affiliated
                            Fund Service             Total
                             Providers             Non-Audit
                            (engagements          Fees billed
                              related             to Adviser
              Total        directly to the      and Affiliated
            Non-Audit      operations and        Fund Service
Fiscal        Fees            financial           Providers
 Year        Billed          reporting            (all other         Total of
 Ended       to Fund        of the Fund)         engagements)        (A), (B)
May 31,        (A)               (B)                  (C)             and (C)
--------------------------------------------------------------------------------
2005          $3,600            $0               $207,146            $210,746
--------------------------------------------------------------------------------
2004          $3,400            $0              $1,681,369         $1,684,769
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

                                       2

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Money Market Series (Premium / Prime
                                    Reserve), a series of Scudder Money Market
                                      Trust

By:                                 /s/Julian Sluyters
                                    ------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 5, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Money Market Series (Premium / Prime
                                    Reserve), a series of Scudder Money Market
                                      Trust

By:                                 /s/Julian Sluyters
                                    ------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               August 5, 2005

By:                                 /s/Paul Schubert
                                    ----------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               August 5, 2005